JARDINE FLEMING
CHINA REGION FUND, INC.

Semiannual Report
June 30, 1997

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

RPRTJFCR  6/30/97

JARDINE FLEMING
CHINA REGION FUND, INC.

Contents

                                                       Page

Objectives                                                1

Management                                                1

Market Information                                        1

Highlights                                                2

Investment Review                                         3

Major Holdings                                            5

Investment Portfolio                                      7

Statement of Assets and Liabilities                      13

Statement of Operations                                  14

Statements of Changes in Net Assets                      15

Financial Highlights                                     16

Notes to Financial Statements                            17

Dividend Reinvestment and Cash Purchase Plan             20

Directors and Administration                             21

JARDINE FLEMING
CHINA REGION FUND, INC.

Objectives

    Jardine Fleming China Region Fund, Inc. ("the Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Hong Kong Stock Exchange. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region countries.

Management

    Jardine Fleming International Management, Inc. (JFIM) is the investment management company appointed to advise on and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group, which has a team of investment managers in the Asia Pacific region managing funds in excess of US$22 billion for both institutional and private clients.
    A. Douglas Eu is the portfolio manager of the Fund. Mr. Eu has been involved in analyzing China Region companies since 1987 and, since 1991, has been portfolio manager of a number of the Jardine Fleming group's funds which invest in China Region companies. He is the Chief Operations Officer of JFIM and has been involved in the day-to-day management of the Fund's portfolio since its inception.

Market Information

The Fund is listed on the New York Stock Exchange (symbol JFC).
The share price is published in

o   The Wall Street Journal (daily)
o   The Asian Wall Street Journal (daily)
o   Reuters (page JFIC)

The net asset value is published in

o   The Wall Street Journal under "Closed-End Funds" (every
    Monday)
o   The Asian Wall Street Journal under "Closed-End Funds"
    (every Monday)
o South China Morning Post in Hong Kong (first Thursday of every month)
o   Reuters (page JFIC)

JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights

                            June 30, 1997  December 31, 1996
                                 US$              US$

Net Assets                 167.0 million      130.2 million

Net Asset Value Per Share          18.35              14.31

Market Data

Share Price on the
   New York Stock Exchange         14.75              11.38

Discount to Net Asset Value        -19.6%             -20.5%

Total Return for the Six Months Ended June 30, 1997

Net Asset Value                              28.2%
Share Price                                  29.6%
Hong Kong All Ordinaries Index               16.2%
Credit Lyonnais Securities Asia
   All China B Index                          8.3%
Peregrine Greater China Index                19.9%

Net Asset Value and Share Price vs. Target Index

% July 16, 1992 = 100

            Net Asset                         Peregrine
              Value          Share Price    Greater China

7/16/92*         100                100              100
               99.78              98.33            89.81
              100.43               94.2            91.11
              100.94                 80            79.15
               108.6              92.53            90.31
              111.05              96.67            91.95

12/92         109.29              93.02            90.21
              110.16              96.37            87.65
              117.49              98.85            97.55
              120.54              108.9            94.28
              125.48             118.95            97.84
              129.84              122.3            92.05

6/93          122.35             120.09            83.13
              120.67             116.73            77.96
              124.75             129.29            82.27
              128.39             126.81            84.74
              147.17             150.32           102.63
              156.34             166.71            113.9

12/93         188.96             187.39           128.98
              175.52             183.65           111.34
              158.91             148.41           103.16
              136.56             136.08            91.08
              132.14             134.18             87.3
              136.06             148.41            90.89

6/94          123.99             123.29            82.84
              130.78             126.47            87.48
              130.78             135.83            92.18
              132.98             129.56            94.14
              132.34             126.47            89.14
              124.35             110.76            80.63

12/94         115.72              94.29            72.23
              101.37               90.1            62.02
              108.27              98.48            66.92
              109.37              94.29            67.13
              105.33               90.1            63.43
              113.68             107.01            70.35

6/95          111.93              92.33            69.32
              116.08              95.51            73.64
              108.89              88.13            69.66
              112.85              94.42            68.82
              110.46              89.22            67.02
              104.65              85.02            64.06

12/95         103.54              84.52            63.34
              112.35             107.76            72.64
              113.37              95.08            73.99
              110.12              95.08            70.65
               111.7              96.18            68.52
              112.25              94.07            71.64

6/96          111.98              87.73            71.47
              110.21              81.39            71.69
              110.68              84.52            73.69
              112.16              85.62            74.73
              113.18              83.51            77.45
              125.79              90.86            89.15

12/96         132.84              95.25            97.43
              135.63              99.49             97.2
              138.13              99.49           101.37
              133.96              99.49            99.39
              148.44             106.94            107.3
              159.48             115.41           115.05

6/97          170.35             124.89           116.86

*Commencement of operations.
Source: Jardine Fleming/Peregrine

Investment Review

Dear Fellow Shareholders:

    We are pleased to report that the encouraging conditions in China's economy and its stock markets, highlighted in our 1996 year-end report to you, continued through the first six months of 1997, the period covered by this report.
    Over this period, your fund's net asset value has increased 28.2%, which compares favorably with increases of 16.2% for the Hong Kong All Ordinaries Index, and 21.6% and 0.7%, respectively, for the B-share indices of Shanghai and Shenzhen. (B-shares are the portion of capital of People's Republic of China (PRC) incorporated entities that may be held by non-Chinese investors and so are available to your fund.) An additional area of great market interest and price strength over the period lay in the Red Chips, which are Hong Kong-listed, PRC-controlled companies.
    China's macroeconomic numbers through May 1997 continued to paint a consistent picture of a slightly slowing economy that has successfully solved its inflation problem. Inflation, as measured by the consumer price index, registered a 4% rate for the year to date, which, when compared with the 24% level of 1994, demonstrates the effectiveness of the past austerity measures in cooling the economy.
    China's real GDP continues to expand at a high rate, with market forecasts of approximately 10% growth for 1997 after the 9.7% achieved in 1996.
    The most significant event at the macro level has been the dramatic improvement in China's trade picture. Exports have been strong since the turnaround in late 1996 and, in the period covered by this report, increased 26.2% year-on-year compared with a 0.15% decline in imports. Both factors contributed to a trade surplus of some US$17.8 billion, year-to-date, which is providing a useful, additional source of liquidity.
    The broader money supply, as measured by M2, has continued to decline from the 37.3% annualized growth evident in 1993 and presently runs at a real rate of some 15%, thanks to the government's prudent credit policy. Meanwhile the narrower money supply gauges, M1 and M0, have signaled small but nevertheless encouraging increases since the middle of 1996.
    Interest rates have eased since early in 1996, with the 12-month working capital loan rate declining from 12% to the present 10.5%, while the 12-month deposit rate has declined over the same period from 11.25% to 7.75%. We would expect this encouraging interest rate scenario to continue through 1997, particularly given the rise in real interest rates that is primarily due to falling inflation. China's currency, the renminbi, has remained very stable since the unification of the official and swap rates in 1994. The high level of foreign investment and the trade surplus are likely to sustain the status quo for the currency in the period ahead.
    In short, we believe signs remain encouraging for continued strong economic growth in China over the medium term in an environment of credit relaxation.
    On the political front, China's patriarch, Deng Xiao-ping, passed away in early 1997, thereby continuing the shift in China's leadership from the old guard toward the second generation. President Jiang Zemin is expected to consolidate his position later in the year at the upcoming Fifteenth Party Congress. We are optimistic that China's economic reforms will continue.
    The other major political development at the end of the period was the handover of Hong Kong to China on July 1. The very smooth change of sovereignty makes us optimistic that Hong Kong's high degree of autonomy and separate system can be maintained and Hong Kong's success will continue now that it is part of China.
    Turning to the stock markets, there has been great activity in China's A shares - shares available only to Mainland investors. With the recent rise in liquidity, for the various reasons mentioned, China's markets so far in 1997 have been a major beneficiary. The Shanghai and Shenzhen A-share indices have risen 25% and 47%, respectively, despite recent price corrections of approximately 18% from the period highs. At these levels, the relative valuations of the A-shares, some 50 times for Shanghai and 60 times for Shenzhen, might be cause for concern - perhaps more so among the Chinese authorities. Indeed recent clampdowns by the authorities and a change of leadership at the China Securities Regulatory Commission have done something to dampen the level of speculation.
    The Hong Kong market, trading on a prospective 1997 multiple of under 15 times, will be looking to Tung Chee Hwa's October "state-of-the-nation" address, in which the Chief Executive of the Special Administrative Region is expected to focus on the availability and price of housing. A significant increase in the availability of land for real estate development may be proposed to curb presently rapidly rising prices. Given the importance of property to the Hong Kong stock market, we might expect a trading range for the index in the short term.
    Within the Hong Kong market, the valuations of Red Chips carry premiums that anticipate continuing asset injections from mainland entities. While your fund maintains substantial Red Chip exposure, its holdings in this sector were reduced in cases where valuations were deemed excessive.
    In the Shanghai market our largest holding, Huangshan Tourism Development, is in the B-share sector and has been a particular beneficiary of recent price appreciation. Huangshan controls one of China's most famous tourist areas, collecting entrance fees and operating several hotels as well as cable cars. Visitor numbers, which are presently low, should rise significantly over the coming years as the improved infrastructure permits easier access from the Shanghai area and other parts of the country.
    Earnings growth in B-shares has been stronger than expected so far in 1997, and we continue to be optimistic about their long-term prospects. While B-shares have lagged the Hong Kong-listed Red Chips due to lower levels of liquidity and more questionable fundamentals, the shares are not expensive, and we would expect the improvement in China's economy to underpin continuing good earnings growth for them. We maintain fairly full weightings in this sector.
    We look forward to continuing to search for promising investments in the China region markets on your behalf, and thank you for your support.

Respectfully submitted,

Martin Barrow
President

August 8, 1997

JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings
At June 30, 1997

                                                    % of Net
                                                     Assets

Huangshan Tourism Development 'B'                      7.4

    The monopoly operator of the Huangshan (Yellow Mountain) area, one of China's premier scenic tourist sites. Because of poor airline and road infrastructure, the area is frequented more by local tourists than international visitors. Huangshan collects an entrance fee from visitors and also operates most of the major hotels and cable car rides in the area.

Cheung Kong Holdings                                   6.5

    One of Hong Kong's premier property companies with significant property developments in Hong Kong and in the PRC.
Cheung Kong has been discussing numerous property and infrastructure projects in China.

China Resources Enterprise                             6.0

    The investment arm of the Ministry of Foreign Trade and Economic Cooperation in Hong Kong. Their operations include infrastructure projects, food distribution, property development, brewery production, and warehouses in Hong Kong and the PRC.

Hutchison Whampoa                                      5.2

    One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from increased PRC exports.

China Everbright - IHD Pacific Ltd.                    4.6

    The flagship company of China Everbright Group in Hong Kong.
Following the recent restructuring, the company will focus on financial service businesses in Hong Kong and China.

Cosco Pacific                                          4.5

    The Hong Kong-listed subsidiary of China's large state-owned shipping line. It engages in container leasing, primarily for its parent, and also port operations in Hong Kong and China.

New World Development                                  4.2

    Mainly engaged in property development and investment, infrastructure projects, and hotel operations in Hong Kong and the PRC. The infrastructure and property projects in the PRC include five toll roads and bridges, three power plants, and home ownership projects in Wuhan.

Shanghai Industrial Holdings                           3.1

    The window company for the Shanghai government in Hong Kong.
It is a diversified holding company with interests in cigarettes, infrastructure, auto parts, and cosmetics.

China Merchants Holdings International (formerly China Merchants
Hai Hong Holdings)                  3.0

    A Hong Kong-listed conglomerate controlled by China's
Ministry of Communications. It is primarily engaged in infrastructure, shipping, paints, and container manufacturing.

Beijing Enterprises Holdings                           2.8

    The primary commercial vehicle for the Beijing Municipal Government to access international markets for capital, technology, and management expertise. The company engages in a diversified range of businesses including infrastructure, consumer products, hotel and tourism services, and property investment in Hong Kong and Beijing.

Total Major Holdings                                  47.3

Investment Portfolio

At June 30, 1997 (unaudited)

                                      Holdings       Market
                                     (in shares       Value
Description                            or par)      (in US$)

Common Stocks (unless otherwise noted)

CHINA (26.8%)

Shanghai Equities (USD) (20.8%)

Autos & Transportation Equipment (2.3%)
*   China Yuchai International         250,000      781,250
    Ek Chor China Motorcycle            50,900      273,587
*   Shanghai Diesel Engine 'B'       8,400,000    2,856,000

                                                  3,910,837

Building Material (0.5%)
    Huaxin Cement 'B'                4,300,000      791,200

Chemicals (1.6%)
    Shanghai Tyre and Rubber 'B'     5,543,680    2,716,403

Commercial & Industrial (0.0%)
*   Phoenix Company 'B'                285,000       41,610

Electronics & Components (1.5%)
*!  Shanghai Refrigerator
      Compressor 'B'                 5,070,000    2,433,600

Hotels & Tourism (10.5%)
*!  Huangshan Tourism
      Development 'B'               13,543,000   12,432,474
    Shanghai Dazhong Taxi 'B'        5,200,000    4,617,600
*   Shanghai Jin Jiang Tower 'B'     1,426,499      450,774

                                                 17,500,848

Pharmaceuticals (0.1%)
*   Tianjin Zhong Xin
      Pharmaceutical 'B'               140,000       95,200

Textiles (2.3%)
    Inner Mongolia Erdos Cashmere
      Products 'B'                   1,652,700    1,388,268
    Shanghai Worldbest 'B'           3,950,000    2,512,200

                                                  3,900,468
Utilities (2.0%)
    Heilongjian Electric Power 'B'   4,074,900    3,259,920

Total Shanghai Equities                          34,650,086

Shenzhen Equities (HKD) (6.0%)
Autos & Transportation
    Equipment (0.5%)
      Shenzhen North Jianshe
         Motorcycle 'B'              2,395,000      797,581

Chemicals (0.0%)
*   Hubei Sanonda 'B'                  146,700       83,127

Commercial & Industrial (2.7%)
    China Southern Glass 'B'         2,000,000    1,045,526
*   Shenzhen China Bicycles 'B'      3,691,600    1,453,330
*   Wuxi Little Swan 'B'             1,150,000    1,929,705

                                                  4,428,561

Energy (1.0%)
    Shenzhen Chiwan Petroleum
      Supply Base 'B'                4,236,300    1,634,961

Steel (0.8%)
*   Bengang Steel Plates 'B'         4,579,000    1,406,686

Transportation Services (1.0%)
    China Merchant Shekou Port
      Service 'B'                    3,138,960    1,721,965

Total Shenzhen Equities                          10,072,881

TOTAL CHINA                                      44,722,967

HONG KONG (71.7%)

Autos & Transportation
    Equipment (2.8%)
    * First Tractor 'H'              3,454,000    2,273,747
      Qingling Motors 'H'            3,500,000    1,807,081
      Qingling Motors, CB,
         3.50%, 1/22/02 (USD)          549,000      550,922

                                                  4,631,750

Banking & Financial Services (5.3%)
    HSBC Holdings                      120,000    3,608,999
    Ka Wah Bank                      2,445,000    3,171,718
    Min Xin Holdings                 3,002,000    2,131,194

                                                  8,911,911

Building & Construction (1.9%)
*   New World Infrastructure           750,000    2,120,093
*   Zhejiang Expressway 'H'          4,439,000    1,077,191

                                                  3,197,284

Chemicals (4.3%)
    China Merchants Holdings
      International                  1,600,000    4,977,218
    Ngai Hing Hong                   1,800,000      362,449
    Zhenhai Refining and
      Chemical 'H'                   5,000,000    1,807,081

                                                  7,146,748

Commercial & Industrial (2.1%)
    Guangzhou Investment             5,760,000    3,178,398
*   H shares Basket Warrants,
      12/5/97 (Merril Lynch
      International)Exercise of
      the warrants at a price of
      HK $1.16 per warrant entitles
      the holder to receive a
      basket of five RMB traded
      securities. In lieu of
      transfer of securities, the
      issuer may elect to make
      a cash payment.               11,400,000      313,425

                                                  3,491,823

Conglomerates (14.0%)
*   Beijing Enterprises Holdings       740,000    4,661,237
    China Resources Enterprise       1,176,000    5,768,203
*   China Resources Enterprise,
      Warrants, 12/10/97 (ING
      Baring)                       10,000,000    3,097,853
*   China Resources Enterprise,
      Warrants, 3/20/98 (Salomon
      Brothers)                      3,600,000    1,138,461
    Hutchison Whampoa                1,000,000    8,648,174

                                                 23,313,928

Consumer Manufacturing (4.4%)
    Guangdong Kelon Electrical
      Holdings 'H'                   2,172,000    2,074,632
    Shanghai Industrial Holdings       838,000    5,213,636

                                                  7,288,268

Energy (1.1%)
*   CNPC                             8,550,000    1,898,210

Media (2.3%)
    Television Broadcasts              850,000    3,818,104

Metals (0.5%)
*   Jiangxi Copper 'H'               3,444,000      944,652

Packaging (4.8%)
*   Concordia Paper Holdings ADR (USD) 150,000      506,250
    Cosco Pacific                    3,250,000    7,530,043

                                                  8,036,293

Pharmaceuticals (1.4%)
*   Sa Sa International Holdings     7,334,000    2,390,297

Property & Real Estate (13.2%)
    Cheung Kong Holdings             1,100,000   10,861,849
    New World Development            1,175,000    7,006,957
    Seapower Resources
      International                 15,000,000    2,013,605
    Top Glory International
      Holdings                      10,000,000    2,091,051

                                                 21,973,462

Retail (6.5%)
*   China Everbright - IHD
      Pacific Ltd.                   2,598,000    7,763,182
    Giordano Holdings                2,230,000    1,525,564
    Lamex Holdings                   5,568,000    1,509,274

                                                 10,798,020

Steel (1.7%)
    Maanshan Iron and Steel 'H'     13,236,000    2,767,715

Transportation Services (4.8%)
    Guangshen Railway 'H'            6,500,000    2,852,607
*   Shanghai Haixing Shipping 'H'    7,895,000    4,407,455
*   Shenzhen Expressway 'H'          2,736,000      750,455

                                                  8,010,517

Utilities (0.6%)
*   Beijing Datang Power
      Generation 'H'                   938,000      432,841
*   Harbin Power Equipment 'H'       3,000,000      662,166

                                                  1,095,007

TOTAL HONG KONG                                 119,713,989

KOREA (1.2%)
Electricals (1.2%)
*   Samsung Electro-Mechanics,
      Warrants to Purchase
      Preferred, 9/8/97 (USD)              750       29,072
    Samsung Electronics                 24,399    1,937,083

                                                  1,966,155

TOTAL KOREA                                       1,966,155

TIME DEPOSITS (1.3%)
    Citibank, N.A., 5.6875%, 7/3/97
      (HKD)                         17,700,000    2,284,667

TOTAL TIME DEPOSITS                               2,284,667

TOTAL INVESTMENTS
    (101.0% of Net Assets)
    (Cost $125,210,965)                         168,687,778
                                                ___________

Other assets less liabilities                    (1,703,649)
                                                ___________

NET ASSETS                                      166,984,129
                                                ___________

Aggregate cost is the same for
Federal income tax purposes.
The aggregate unrealized gain for
all securities is as follows:

Excess of market value over cost                 58,560,557
Excess of cost over market value                (15,083,744)

Net unrealized gain                              43,476,813
                                                ___________

   HKD   Hong Kong dollar
   RMB   Chinese renminbi
   USD   U.S. dollar
    CB   Convertible Bond
     *   Non-income producing
     !   Affiliated company

See accompanying notes to financial statements.

Statement of Assets and Liabilities

At June 30, 1997 (unaudited)
                                                   (in US$)
Assets

Investments at value (Note 2)
    Affiliated companies (Cost $4,780,285)       14,866,074
    Other companies (Cost $120,430,680)         153,821,704

Total investments in securities                 168,687,778

Cash and foreign currencies                          58,333
Receivable for securities sold                      123,691
Dividends receivable                                361,880
Interest receivable                                  11,572
Prepaid insurance premium                            55,159
Restricted cash (Note 6)                            305,266
Unamortized organization costs (Note 1)                 145

Total Assets                                    169,603,824

Liabilities

Payable for securities purchased                  1,750,267
Accrued expenses payable                            713,449
Due to investment adviser (Note 5)                  155,979

Total Liabilities                                 2,619,695

Net Assets                                      166,984,129
                                                ___________

Net assets consist of:
Common stock, $0.01 par value
    (100,000,000 shares authorized;
    9,101,372 shares issued and
    outstanding)                                     91,014
Paid-in capital                                 136,511,652
Accumulated undistributed net
    investment income                               139,347
Accumulated realized gain (loss) on
    investments and foreign currency
    transactions, net of distributions          (13,234,612)
Accumulated net unrealized gain (loss)
    on investments,foreign currency
    holdings, and other assets
    and liabilities denominated in
    foreign currencies                           43,476,728

Net Assets                                      166,984,129
                                                ___________

Net Asset Value Per Share
    ($166,984,129/9,101,372)                          18.35

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 1997 (unaudited)

                                                   (in US$)

Investment Income (Note 2)

Dividends (net of foreign taxes of
    $14,820)                                      1,366,862
Interest                                             94,573
                                                ___________

Total Investment Income                           1,461,435

Expenses

Investment advisory fee (Note 5)                    849,341
Administration and accounting fees (Note 5)         141,299
Custodian fees                                      102,897
Directors' fees and expenses                         89,146
Reports and notices to shareholders                  59,507
Proxy expenses                                       37,192
Legal fees                                           29,753
Audit fees                                           17,852
Amortization of organizational costs (Note 1)        17,577
Insurance                                            13,228
Listing fees                                         12,397
Miscellaneous expenses                               25,766

Total Expenses                                    1,395,955

Net Investment Income                                65,480

Realized and Unrealized Gain (Loss)
    on Investments, Foreign Currency
Holdings and Other Assets and Liabilities
    Denominated in Foreign Currencies:

Net realized gain (loss) on (Note 2)
    Investments                                  13,244,614
    Foreign currency transactions                   (82,292)

Net change in unrealized gain (loss)
    on (Note 2)
      Investments                                23,532,243
      Foreign currency holdings and
         other assets and liabilities
         denominated in foreign currencies              (11)

Net realized and unrealized gain on
    investments, foreign currency holdings
    and other assets and liabilities
    denominated in foreign currencies            36,694,554

Net Increase in Net Assets Resulting
    From Operations                              36,760,034
                                                ___________

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(Unaudited)

                           Six Months Ended      Year Ended
                             June 30, 1997    December 31, 1996
                               (in US$)           (in US$)
Increase (Decrease) in
Net Assets

  Operations
     Net investment
       income                     65,480            292,404
     Net realized gain
       (loss) on
       investments            13,244,614         (9,424,969)
     Net realized loss on
       foreign currency
       transactions             (82,292)            (19,180)
     Net change in unrealized
       gain (loss) on
       investments,
       foreign
       currency holdings
       and other assets
       and liabilities
       denominated
       in foreign
       currencies             23,532,232         37,910,742

    Net increase (decrease)
     in net assets resulting
     from operations          36,760,034         28,758,997

Dividends to Shareholders:
     From net investment income        -           (182,014)

Total Increase (Decrease) in
Net Assets                    36,760,034         28,576,983
    Net Assets:
    Beginning of period      130,224,095        101,647,112

    End of period            166,984,129        130,224,095
                            ____________       ____________

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights (Unaudited)



                                                                              For the
                                                                              Period
              For the                                                        July 16,
            Six Months   For the       For the      For the       For the      1992*
               Ended    Year Ended   Year Ended   Year Ended    Year Ended    through
             June 30,  December 31, December 31, December 31,  December 31,December 31,
               1997        1996         1995         1994          1993        1992
             (In US$)    (In US$)     (In US$)     (In US$)      (In US$)    (In US$)
____________________________________________________________________________________
Per share operating
performance
____________________________________________________________________________________

Net asset value,
  beginning of
  period        14.31        11.17       12.58        22.58        15.05       13.95**
Offering costs
  charged
  to paid-in
  capital           -            -           -        (0.06)           -       (0.11)
                14.31        11.17       12.58        22.52        15.05       13.84

Net investment
  income         0.01         0.03        0.07         0.05         0.10        0.07
Net realized
  and unreal-
  ized gain
  (loss) on
  investment
  and foreign
  currency-related
  transactions   4.03         3.13       (1.39)       (8.51)       10.50        1.21
Total from
  investment
  operations     4.04         3.16       (1.32)       (8.46)       10.60        1.28

Less distributions
  Dividends from
     net investment
     income         -        (0.02)      (0.09)       (0.03)       (0.11)      (0.07)
  Distributions
     from capital
     gains          -            -           -        (1.45)       (1.62)          -
Total
  distributions     -        (0.02)      (0.09)       (1.48)       (1.73)      (0.07)

Net asset value,
  end of
  period        18.35        14.31       11.17        12.58        23.92       15.05

Dilutive effect
  of fully
  subscribed
  rights offering
  (Note 4)          -            -           -            -       (1.34)***        -

Net asset value,
  end of period,
  giving effect
  to fully
  subscribed
  rights
  offering          -            -           -            -        22.58***        -

Market value,
  end of
  period        14.75        11.38       10.00        11.25        26.00       13.88

Total Investment Return
  Per share
     market
     value      29.7%        13.9%      (10.3%)      (52.5%)#      99.3%       (7.0%)
  Per share
     net asset
     value      28.2%        28.3%      (10.5%)      (38.9%)#      72.9%        9.3%

RATIOS/SUPPLEMENTAL DATA

Net assets,
  end of
  period  166,984,129  130,224,095 101,647,112  114,523,459  162,848,785  102,422,708

Ratio of
  expenses
  to
  average
  net assets    2.01%!       2.18%       2.22%        2.01%        2.17%       2.23%!Ratio
  of net
  investment
  income
  to average
  net assets    0.09%!       0.26%       0.60%        0.35%        0.59%       1.16%!
Portfolio
  turnover
  rate         37.31%       44.40%      44.90%       71.20%       99.22%       1.56%
Average
  commission
  rate paid   $0.0026      $0.0015     $     -      $     -      $     -     $     -
Number of
  shares
  outstanding
  at end of
  period (in
  thousands)    9,101        9,101       9,101        9,101        6,807       6,807

     *   Commencement of operations
    **   Initial public offering of $13.95 per share net of underwriting discount.
   ***   Reflects the effect of fully subscribed rights offering completed January 5,
         1994. The fund received net proceeds of approximately $42 million in exchange for
         2,269,109 shares of common stock.

     !   Annualized.
     #   Adjusted to exclude the dilutive effect of the rights offering completed January
         5, 1994.

See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 1997 (unaudited)

1.  Organization and Capital

    Jardine Fleming China Region Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.
    The Fund commenced operations on July 16, 1992.

    In connection with its initial organization and offering of shares, the Fund incurred $177,227 and $772,698 of organization and offering costs, respectively. The organization costs are being amortized over a 60 month period from the date the Fund commenced operations. The offering costs have been charged to capital.

2.  Significant Accounting Policies

    The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

    i)   Security Valuation

         All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

    ii)  U.S. Federal Income Taxes

         No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has unused realized capital loss carryforwards for federal income tax purposes of $25,678,377, of which $2,287,086 expire in 2002,
         $10,477,747 in 2003, and $12,913,544 in 2004. The Fund
         intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

    iii) Affiliated Companies

         Investments in companies 5% or more of whose outstanding voting securities are held by the Fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

    iv)  Foreign Currency Translation

         The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

         o investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;
         o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions

         Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions balances.

         Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies.

    v)   Distribution of Income and Gains

         The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4%
         Federal excise tax.

         Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

    vi)  Other

         Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.  Investment Transactions

    Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

    i)   Foreign Transactions

         Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    ii)  Other

         During the six months ended June 30, 1997, the Fund made purchases of $56,342,367 and sales of $52,053,869 of investment securities other than short-term investments. There were no purchases or sales of U.S.
         Government securities.

4.  Rights Offering

    As of the close of business on December 8, 1993, the Fund issued to shareholders rights entitling the holders thereof to subscribe for an aggregate of 2,269,109 shares at a rate of one share of common stock for each three rights held. The subscription price per share was $19.50.

    The offer expired on January 5, 1994. At the expiration date the offer was fully subscribed and 2,269,109 shares were subsequently issued. Net proceeds (after sales loads and other expenses) received by the Fund aggregated approximately $42,000,000. The net asset value per share at December 31, 1993, assuming that the 2,269,109 shares had been issued as of that date, was $22.58.

5.  Related Party Transactions

    i)   Jardine Fleming International Management Inc. ( the
         "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.50% of the first $50 million, 1.25% of the next $25 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. The Adviser is an affiliate of the Fund.

    ii) T. Rowe Price Services, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next
         $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement.
         At June 30, 1997, $47,310 was payable to the
         Administrator.

    iii) During the six months ended June 30, 1997, the Fund paid $38,996 in brokerage commissions to Jardine
         Fleming Broking Ltd. and Jardine Fleming Securities
         Ltd., affiliated brokers/dealers.

6.  Restricted Cash

    As part of the arrangements for insuring the Fund, a letter of credit amounting to $305,266 was issued by Citibank N.A.
    in favor of the insurers. In return, the Fund pledged deposits amounting to $305,266 to Citibank N.A. as security for the letter of credit.

Dividend Reinvestment and Cash Purchase Plan

The Fund operates an optional Dividend Reinvestment and Cash
Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund
    (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1)  State Street Bank & Trust Company
    (the Plan Agent):
    P. O. Box 8200
    Boston, Massachusetts 02266-8200
    Telephone No: 800-426-5523 (toll free)

    or

2)  T. Rowe Price Services, Inc.
    Telephone No: 800-638-8540 (toll free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan
Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share
Purchase Plan.

Directors and Administration

Officers and Directors

Martin G. Barrow - Director and President
A.B. Colayco - Director
The Rt. Hon. The Earl of Cromer - Director
Alexander R. Hamilton - Director
Alastair A. Macintosh - Secretary (appointed July 17, 1997)
Yook-man Ng - Director
Emmett J. Rice - Director
William J. Tootill - Secretary (resigned July 17, 1997)
Mark B. E. White - Director and Treasurer

Investment Adviser

Jardine Fleming International Management, Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

Administrator

T. Rowe Price Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
U.S.A.

Custodian
Citibank N.A.

New York:

111 Wall Street, 16th Floor
New York, New York 10005
U.S.A.

Hong Kong:

Citibank Tower
Citibank Plaza
3 Garden Road
Hong Kong

Independent Accountants

Price Waterhouse LLP
1306 Concourse Drive
Suite 100
Linthicum, Maryland 21090
U.S.A.

Legal Counsel

Cleary, Gottlieb, Steen & Hamilton

New York:

1 Liberty Plaza, 43rd Floor
New York, New York 10006
U.S.A.

Hong Kong:

56th Floor, Bank of China Tower
1 Garden Road
Hong Kong

Registrar, Transfer Agent, and
Dividend Paying Agent

State Street Bank & Trust Company
P. O. Box 8200
Boston, Massachusetts 02266-8200
U.S.A.

